 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 24, 2021

Forest Road Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39735	85-3222090
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1177 Avenue of the Americas, 5th Floor

New York, New York 10036

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (917) 310-3722

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-third of one Redeemable Warrant	FRX.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	FRX	The New York Stock Exchange
Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share	FRX WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item	5.07 Submission of Matters to a Vote of Security Holders.

On June 24, 2021, Forest Road Acquisition Corp. (the “Company” or “Forest Road”) held a special meeting of stockholders (the “Special Meeting”) in connection with its previously announced business combination (the “Business Combination”) with The Beachbody Company Group, LLC, a Delaware limited liability company (“Beachbody”), and Myx Fitness Holdings, LLC, a Delaware limited liability company (“Myx”), pursuant to that certain Agreement and Plan of Merger, dated as of February 9, 2021 (the “Merger Agreement”).

At the Special Meeting, the Company’s stockholders voted on the proposals set forth below, each of which is described in greater detail in the proxy statement/prospectus filed by the Company with the Securities and Exchange Commission (“SEC”) on May 28, 2021 (the “Proxy Statement”).   At the Special Meeting, there were 21,949,544 shares voted by proxy or in person, and each of the proposals was approved by the stockholders.

The final voting results for each matter submitted to a vote of the stockholders at the Special Meeting are as follows:

Proposal No. 1 — The Business Combination Proposal — To adopt and approve the Merger Agreement and the transactions contemplated by the Merger Agreement.

FOR	AGAINST	ABSTENTIONS
21,821,567	121,021	6,956

Proposal No. 2 — The Organizational Document Proposal — To approve and adopt, assuming the Business Combination Proposal is approved and adopted, the second amended and restated certificate of incorporation (the “Proposed Charter”) of the combined entity (the “Combined Company”) and the proposed amended and restated bylaws of the Combined Company to be in effect following the Business Combination, each of which, if approved, would take effect upon the closing of the Business Combination (the “Closing”).

FOR	AGAINST	ABSTENTIONS
21,795,701	132,780	21,063

Proposal No. 3 — The Advisory Charter Proposals — To approve and adopt, on a non-binding advisory basis, certain governance provisions in the Proposed Charter, which are being presented separately in accordance with SEC guidance to give stockholders the opportunity to present their separate views on important corporate governance provisions, as 6 sub-proposals.

•	Proposal No. 3(A) — To reclassify the Combined Company’s capital stock and to increase the total number of authorized shares and classes of stock to 2,000,000,000 shares, consisting of (i) 100,000,000 shares of preferred stock, par value $0.0001 per share, (ii) 1,600,000,000 shares of Class A Common Stock, par value $0.0001 per share, (iii) 200,000,000 shares of Class X Common Stock, par value $0.0001 per shares, and (iv) 100,000,000 shares of Class C Common Stock, par value $0.0001 per share.

FOR	AGAINST	ABSTENTIONS
20,936,401	915,176	97,967

•	Proposal No. 3(B) — To provide that holders of shares of the Combined Company’s Class A Common Stock will be entitled to cast one vote per share of the Combined Company’s Class A Common Stock and holders of shares of the Combined Company’s Class X Common Stock will be entitled to cast 10 votes per share of the Combined Company’s X Class Common Stock on each matter properly submitted to the Combined Company’s stockholders entitled to vote, until the earlier of (a) the date Carl Daikeler is no longer providing services to the Combined Company as a senior executive officer or director of the Combined Company or (b) the date on which the holders of Class X Common Stock as of the date of the Closing have sold 75% of their shares (other than pursuant to a permitted transfer (as defined in the Proposed Charter)), as opposed to each share of Forest Road Class A Common Stock and Forest Road Class B Common Stock being entitled to one vote per share on each matter properly submitted to Forest Road’s stockholders entitled to vote.

FOR	AGAINST	ABSTENTIONS
21,038,289	722,361	188,894

•	Proposal No. 3(C) — To provide that each member of the board of directors of the Combined Company will be elected at each annual meeting of stockholders (or special meeting in lieu thereof), as opposed to Forest Road having three classes of directors, with only one class of directors being elected in each year and each class serving a three-year term.

FOR	AGAINST	ABSTENTIONS
21,879,818	34,618	35,108

•	Proposal No. 3(D) — To provide that any action required or permitted to be taken by the stockholders of the Combined Company may not be taken by written consent, other than with respect to holders of preferred stock, who are permitted to take actions by written consent.

FOR	AGAINST	ABSTENTIONS
21,381,634	468,486	99,424

•	Proposal No. 3(E) — To provide that if the Delaware Court of Chancery lacks subject matter jurisdiction over a claim brought against or on behalf of the Combined Company or any of its directors, officers, employees or stockholders, then the sole and exclusive forum for such action shall be another state or federal court located within the state of Delaware, unless the Court of Chancery (or such other state or federal court located within the state of Delaware, as applicable) has dismissed a prior action by the same plaintiff asserting the same claims because such court lacked personal jurisdiction over an indispensable party named as a defendant therein, and to provide further that any cause of action arising under the Securities Act of 1933, as amended (the “Securities Act”), that is asserted against the Combined Company shall be brought in the federal district courts of the United States unless the Combined Company consents in writing to an alternate forum, and to provide further that failure to enforce the forum selection clause of the Proposed Charter would cause the Combined Company irreparable harm and entitle the Combined Company to equitable relief to enforce the forum selection clause; provided that, notwithstanding the foregoing, the Proposed Charter will provide that the exclusive forum provision will not apply to suits brought to enforce a duty or liability created by the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any other claim for which the federal courts have exclusive jurisdiction, as Section 22 of the Securities Act creates concurrent jurisdiction for federal and state courts over all suits brought to enforce any duty or liability created by the Securities Act or the rules and regulations thereunder and Section 27 of the Exchange Act creates exclusive federal jurisdiction over all suits brought to enforce any duty or liability created by the Exchange Act or the rules and regulations thereunder.

FOR	AGAINST	ABSTENTIONS
21,733,184	146,024	70,336

•	Proposal No. 3(F) — To provide that the bylaws of the Combined Company may be amended, altered, rescinded or repealed or adopted either (x) by the Combined Company’s board of directors or (y) the affirmative vote of the holders of at least two-thirds of the voting power of the capital stock of the Combined Company.

FOR	AGAINST	ABSTENTIONS
21,478,190	422,767	48,587

Proposal No. 4 — The NYSE Proposal — To approve, assuming the Business Combination Proposal and the Organizational Document Proposal are approved and adopted, for the purposes of complying with the applicable listing rules of the New York Stock Exchange (the “NYSE”), the issuance of more than 20% of Forest Road’s issued and outstanding common stock in connection with subscription agreements entered into in connection with the Business Combination that, in each case, may result in any seller or any other investor acquiring shares pursuant to such subscription agreements owning more than 20% of Forest Road’s outstanding common stock, or more than 20% of the voting power, which could constitute a “change of control” under NYSE rules.

FOR	AGAINST	ABSTENTIONS
21,749,359	140,059	60,126

Proposal No. 5 — The Incentive Plan Proposal — To approve and adopt, assuming the Business Combination Proposal, the Organizational Document Proposal and the NYSE Proposal are approved and adopted, The Beachbody Company, Inc. 2021 Incentive Award Plan.

FOR	AGAINST	ABSTENTIONS
21,256,465	631,255	61,824

Proposal No. 6 — The ESPP Proposal — To approve and adopt, assuming the Business Combination Proposal, the Organizational Document Proposal and the NYSE Proposal are approved and adopted, The Beachbody Company, Inc. Employee Stock Purchase Plan.

FOR	AGAINST	ABSTENTIONS
21,690,128	212,517	46,899

Proposal No. 7 — The Director Election Proposal — To elect six directors, effective upon the Closing, to serve terms on our board of directors until the annual meeting of stockholders held in the year following the year of their election, or until such directors’ successors have been duly elected and qualified, or until such directors’ earlier death, resignation, retirement or removal.

FOR	AGAINST	ABSTENTIONS
21,718,582	193,025	37,937

As there were sufficient votes to approve the above proposals, the “Adjournment Proposal” described in the Proxy Statement was not presented to stockholders.

A total of 8,383,485 shares of common stock were presented for redemption in connection with the Special Meeting. There will be approximately $216.2 million remaining in the trust account following redemptions.

In light of receipt of the requisite approvals by the Company’s stockholders described above, the parties are proceeding to complete the Business Combination, which the Company expects to be completed on June 25, 2021 upon the satisfaction of the conditions to the consummation of the Business Combination.

Item	8.01 Other Events.

On June 24, 2021, the Company, Beachbody and Myx issued a press release announcing that the company’s stockholders had approved the Business Combination Proposal at the Special Meeting. A copy of the press release is filed herewith as Exhibit 99.1 to this Current Report on Form 8-K.

Forward-Looking Statements

This document contains certain forward-looking statements within the meaning of the federal securities laws with respect to the Business Combination among the Company, Beachbody and Myx including statements regarding the anticipated timing of the Business Combination. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i)  the effect of the Business Combination on the business relationships operating results, and business generally of Beachbody and Myx, (ii) risks that the proposed Business Combination disrupts current plans and operations of Beachbody or Myx, (iii) the outcome of any legal proceedings that may be instituted against Beachbody, Myx or against the Company related to the Merger Agreement or the proposed Business Combination, (iv) the ability to maintain the listing of the Combined Company’s securities on a national securities exchange, (viii) changes in the competitive and regulated industries in which Beachbody and Myx operate, variations in operating performance across competitors, changes in laws and regulations affecting the business of Beachbody and Myx and changes in the combined capital structure, (v) the ability to implement business plans, forecasts, and other expectations after the completion of the Business Combination, and identify and realize additional opportunities, and (vi) costs related to the Business Combination and the failure to realize anticipated benefits of the Business Combination. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Registration Statement and other documents filed and to be filed by the Company from time to time with the U.S. Securities and Exchange Commission (“SEC”). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Beachbody and the Company assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. None of Beachbody, Myx or the Company gives any assurance that Beachbody, Myx or the Company, or the Combined Company, will achieve its expectations.

No Offer or Solicitation

This communication is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed transaction or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Important Information About the Business Combination and Where to Find It

In connection with the proposed Business Combination, the Company filed the Registration Statement containing a definitive proxy statement/prospectus, which the SEC declared effective on May 27, 2021. The Company’s stockholders and other interested persons are advised to read the definitive proxy statement/prospectus and documents incorporated by reference in the Registration Statement, as these materials contain important information about the Company, Beachbody, and Myx and the Business Combination.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed herewith:

Exhibit No.	Description of Exhibits

99.1	Press Release, dated June 24, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 24, 2021

FOREST ROAD ACQUISITION CORP.

By:	/s/ Keith L. Horn
	Name:	Keith L. Horn
	Title:	Chief Executive Officer